UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2006

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 22, 2006, Bristol-Myers Squibb Company (the “Company”) issued €500,000,000 aggregate principal amount of its 4.375% Notes due 2016 (the “2016 Notes”) and €500,000,000 aggregate principal amount of its 4.625% Notes due 2021 (the “2021 Notes” and, together with the 2016 Notes, the “Notes”). Under their terms, the 2016 Notes bear interest at a rate of 4.375% per year and the 2021 Notes bear interest at a rate of 4.625% per year. The Company will pay interest on the Notes annually on each November 15, beginning November 15, 2007. The 2016 Notes will mature on November 15, 2016 and the 2021 Notes will mature on November 15, 2021. The Notes are unsecured and rank equally with all of the Company’s existing and future unsecured senior indebtedness. The Notes contain certain customary events of default and covenants, including limitations on consolidation, mergers, and sales of assets, limitations on the incurrence of certain liens, and limitations on certain sale and leaseback transactions. The Notes were issued in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended.

The above description of the Notes is qualified in its entirety by reference to the terms of the 2016 Notes and 2021 Notes, forms of which are attached as Exhibits 4t and 4u, respectively, and incorporated herein by reference.

Item 8.01. Other Events.

On November 20, 2006, the Company issued $1,250,000,000 aggregate principal amount of its 5.875% Notes due 2036 in a registered public offering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1a.	Form of Underwriting Agreement relating to the 5.875% Notes due 2036

4r.	Form of Fourth Supplemental Indenture between Bristol-Myers Squibb Company and The Bank of New York, as Trustee, to the Indenture dated June 1, 1993

4s.	Form of 5.875% Notes due 2036

4t.	Form of 4.375% Notes due 2016

4u.	Form of 4.625% Notes due 2021

99.1	Form of Subscription Agreement relating to the 4.375% Notes due 2016 and 4.625% Notes due 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: November 27, 2006	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description
1a.	Form of Underwriting Agreement relating to the 5.875% Notes due 2036

4r.	Form of Fourth Supplemental Indenture between Bristol-Myers Squibb Company and The Bank of New York, as Trustee, to the Indenture dated June 1, 1993

4s.	Form of 5.875% Notes due 2036

4t	Form of 4.375% Notes due 2016

4u.	Form of 4.625% Notes due 2021

99.1	Form of Subscription Agreement relating to the 4.375% Notes due 2016 and 4.625% Notes due 2021